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U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM N-1A

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.  [ ]

Post-Effective Amendment No.  [9]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. [10]

(Check appropriate box or boxes)

THE NEW YORK STATE OPPORTUNITY FUNDS

(Exact Name of Registrant as Specified in Charter)

5710 Commons Park

E. Syracuse, New York 13057

(Address of Principle Executive Offices)

Registrant’s Telephone Number, including Area Code: (315) 251-1101

Gregg A. Kidd

Pinnacle Advisors LLC

5710 Commons Park

E. Syracuse, New York 13057

(Name and Address of Agent for Service)

Copies to:

Greg Getts

Mutual Shareholder Services LLC

8869 Brecksville Road, Suite C

Brecksville, Ohio  44141

It is proposed that this filing will become effective (check appropriate box):

□ immediately upon filing pursuant to paragraph (b)

■ on March 11, 2004 pursuant to paragraph (b)

□ 60 days after filing pursuant to paragraph (a)(1)

□ on (date) pursuant to paragraph (a)(1)

□ 75 days after filing pursuant to paragraph (a)(2)

□ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

□  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

#

EXPLANATORY NOTE

The sole purpose of filing this Post-Effective Amendment No. 9 to the Registration Statement of The New York Opportunity Funds is to update certain information in Parts A, B, and C of the Registration Statement.

THE NEW YORK STATE OPPORTUNITY FUNDS

PART A.

PROSPECTUS

Amendment dated March 11, 2004

To Prospectus and Statement of Additional Information dated August 1, 2003

The following information supersedes and amends any information to the contrary relating to New York Equity Fund Prospectus and Statement of Additional Information dated August 1, 2003.

The firm of Cohen McCurdy, Ltd., 27955 Clemens Rd., Westlake, Ohio 44145-1139, has been selected as independent auditors for the Trust for the fiscal year ending March 31, 2004. Cohen McCurdy, Ltd. will perform an annual audit of the Fund's financial statements and advise the Fund as to certain accounting matters.  The firm of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, is no longer the independent auditors for the Trust.

Effective immediately, the disclosure contained in the section captioned “Performance Summary” on page 3 of the Prospectus is revised in its entirety to read as follows:

Performance Summary

The bar chart and performance table shown below provide an indication of the risks and variability of investing in the Fund by showing changes in the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 26.00% during the quarter ended June 30, 2003 and the lowest return for a quarter was -34.93% during the quarter ended September 30, 2001.

The Fund’s year-to-date return through December 31, 2003 is 64.20%.

The impact of taxes and sales charges are not reflected in the bar chart; if reflected, returns would be less than those shown.

Average Annual Total Returns For Periods Ended December 31, 2003

The table below shows how the Fund’s average annual total returns compare with those of the Standard & Poor’s 500 Index.  The table also presents the impact of taxes on the Fund’s returns.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Since Inception (May 12, 1997)
New York Equity Fund
Return Before Taxes	64.20%	-8.09%	-1.13%
Return After Taxes on Distributions	64.20%	-8.76%	-1.67%
Return After Taxes on Distributions and Sale of Fund Shares	39.10%	-6.95%	-1.41%

STANDARD & POOR’S 500 INDEX* (reflects no deduction for fees, expenses, or taxes)	26.38%	-1.98%	4.36%
* The Standard & Poor’s 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

Effective immediately, the disclosure contained in the section captioned “Investment Information,” in the subsection captioned “New York Securities” on page 6 of the Prospectus, the second sentence of the first paragraph of the subsection is replaced with the following sentence:

Under normal market conditions, at least 90% of the Fund’s assets will be invested in common stocks (with at least 80% of the Fund’s assets invested in New York Securities).

Effective immediately, the disclosure contained in the section captioned “Operation of the Fund” on page 7, the third paragraph of the Prospectus is revised to its entirety to read as follows:

Gregg A. Kidd is President and controlling shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund’s portfolio.  In connection with his duties, Mr. Kidd is responsible for analyzing which securities are eligible for the Fund, selecting and making recommendations regarding securities to be purchased by the Fund, and exploring new channels of distribution for the Fund’s shares.  Mr. Kidd founded the Advisor in 1996.  In addition to his duties with the Fund, Mr. Kidd is also President of Pinnacle Investments, Inc., a broker dealer he co-founded in 1996.  His duties with the broker dealer range from working with individual investors to overseeing operations of the firm.  In 2002, Mr. Kidd was elected to a three-year term as an N.A.S.D. District Committee member through 2005.   Prior to his time at Pinnacle, he had spent 10 years at Smith Barney in Syracuse, New York where he was a vice president.

Effective immediately, the disclosure contained in the section captioned “Financial Highlights” on page 14 of the Prospectus is revised to its entirety to read as follows:

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the years ended March 31, 2003, March 31, 2002, March 31, 2001, and March 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.  The information for the year ended March 31, 1999 and the six months ended September 30, 2003 has not been audited by PricewaterhouseCoopers LLP.

Selected Per Share Data And Ratios For A Share Outstanding Throughout Each Period
	SIX MONTHS ENDED SEPT. 30, 2003 (Unaudited)	YEAR ENDED MARCH 31, 2003	YEAR ENDED MARCH 31, 2002	YEAR ENDED MARCH 31, 2001	YEAR ENDED MARCH 31, 2000	YEAR ENDED MARCH 31, 1999
Net asset value at beginning of period	$ 5.73	$ 8.63	$ 11.35	$ 19.27	$ 14.15	$ 12.58
Income from investment operations:
Net investment loss	(0.05)	(0.08)	(0.16)	(0.15)	(0.17)	(0.05)
Net realized and unrealized gains (losses) on investments	2.20	(2.82)	(2.56)	(6.49)	5.58	1.69
Total from investment operations	2.15	(2.90)	(2.72)	(6.64)	5.41	1.64

Distributions from net realized gains	0.00	0.00	0.00	(1.28)	(0.29)	(0.07)
Net asset value at end of period	$7.88	$ 5.73	$ 8.63	$ 11.35	$ 19.27	$ 14.15
Total return (a)	37.60%	-33.60%	-23.96%	-36.38%	38.55%	13.07%

Net assets at end of period	$5,398,070	$4,040,352	$ 6,578,148	$8,547,585	$10,059,690	$ 6,296,704

Ratio of net expenses to average net assets (b)	1.98%	1.98%	2.06%	2.08%	1.98%	1.97%
Ratio of net investment loss to average net assets	-1.28%	- 1.40%	-1.55%	-0.91%	-1.15%	-0.60%
Portfolio turnover rate	147%	73%	106%	224%	154%	96%

 (a)

Total returns shown exclude the effect of applicable sales loads.

(b)

Ratios of expenses to average net assets, assuming no waiver of fees and/or reimbursement of expenses by the Advisor, would have been 2.68%, 1.98%, 4.82%, 3.26%, 2.49%, 2.74%, and 4.49% for the six months ended September 30, 2003 and the years ended March 31, 2003, 2002, 2001, 2000, and 1999, respectively.

PROSPECTUS

August 1, 2003

NEW YORK EQUITY FUND

The investment objective of the New York Equity Fund (the “Fund”) is to provide long-term capital growth.  The Fund seeks to achieve its investment objective by investing primarily in the common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

INVESTMENT ADVISOR

Pinnacle Advisors LLC

5710 Commons Park

East Syracuse, New York 13057

This Prospectus includes important information about the Fund that you should know before investing.  You should read the Prospectus carefully and keep it for future reference.

TABLE OF CONTENTS

Risk/Return Summary

..1

Expense Information

..3

Investment Information

..4

Operation of the Fund

..5

How to Purchase Shares

..5

How to Redeem Shares

..8

Dividends and Distributions

..9

Taxes

10

Distribution Plan

10

Calculation of Share Price and Public Offering Price

11

Financial Highlights

11

Customer Privacy Policy

13

For Information or Assistance in Opening an Account, please call:

Nationwide (Toll Free)1-800-535-9169

RISK/RETURN SUMMARY

What Is The Fund’s Investment Objective?

The Fund’s investment objective is to provide long-term capital growth.

What Are The Fund’s Principal Investment Strategies?

The Fund invests primarily in the common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state (“New York Securities”).  At least 90% of the Fund’s net assets will normally be invested in common stocks, with at least 80% of such assets invested in New York Securities.  Fund shareholders will be provided with at least 60 days’ prior notice of any change in this policy.

The Advisor uses fundamental analysis to identify securities with potential for capital appreciation.  The Advisor focuses on companies projecting above average earnings and revenue growth, as compared to market averages (as represented by the S&P 500 Index).  For example, if the S&P 500’s projected rate of growth is 10% for the year, the Advisor will select companies projecting greater than 10% earnings and revenue growth for the same period.  Also, the Fund invests in companies the Advisor believes to be undervalued by the current market.  The Fund buys shares in companies of all sizes, and although emphasis is placed on larger companies, small and medium sized companies may occasionally make up a significant portion of the Fund’s portfolio.

What Are The Principal Risks Of Investing In The Fund?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements.  Investments in common stocks are subject to market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Advisor.  As a result, there is a risk that you could lose money by investing in the Fund.

The Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole.

Due to the Fund’s concentration in companies located in New York, a change in the economic environment of the state will have a greater impact on the Fund than on a fund not concentrated in such companies.  The Advisor believes that New York’s combination of a strong economic infrastructure and prudent fiscal and legislative policy provides its companies with greater than average potential for capital appreciation.  However, there is no assurance that these factors and the other demographic and economic characteristics that the Advisor believes favor these companies will continue in the future.

Smaller and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.  In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Therefore, the securities of smaller and mid-sized companies may be subject to wider price fluctuations.

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As a non-diversified fund, the Fund may invest greater than 5% of its total assets in the securities of one or more issuers.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  This fluctuation, if significant, may affect the performance of the Fund.

The Fund has experienced a high portfolio turnover rate (in excess of 100%) in each of its last three fiscal years.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  High portfolio turnover may also result in the Fund recognizing greater amounts of capital gains, which could increase the amount of taxable  distributions to Fund shareholders.

Performance Summary

The bar chart and performance table shown below provide an indication of the risks and variability of investing in the Fund by showing changes in the Fund’s performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance.  How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 22.75% during the quarter ended December 31, 1998 and the lowest return for a quarter was -34.93% during the quarter ended September 30, 2001.

The Fund’s year-to-date return through June 30, 2002 is 39.3%.

The impact of taxes and sales charges are not reflected in the bar chart; if reflected, returns would be less than those shown.

*** page 2 ***

Average Annual Total Returns For Periods Ended December 31, 2002

The table below shows how the Fund’s average annual total returns compare with those of the Standard & Poor’s 500 Index.  The table also presents the impact of taxes on the Fund’s returns.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years
New York Equity Fund
Return Before Taxes	- 47.07%	- 10.46%
Return After Taxes on Distributions	- 47.07%	- 11.02%
Return After Taxes on Distributions and Sale of Fund Shares	- 27.06%	- 7.74%

STANDARD & POOR’S 500 INDEX* (reflects no deduction for fees, expenses, or taxes)	- 23.37%	-7.56%
* The Standard & Poor’s 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks.

EXPENSE INFORMATION

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases

(as a percentage of offering price)	4.75%
Maximum Contingent Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None*

*

A wire transfer fee is charged in the case of redemptions made by wire.  Such fee is subject to change and is currently $15.  See “How to Redeem Shares.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees

1.00%

Distribution (12b-1) Fees

0.25%

Other Expenses

3.58%

Total Annual Fund Operating Expenses

4.83%

(1)

Other Expenses are based on amounts incurred during the Fund’s most recent fiscal year, although certain expenses have been restated to reflect current fees.

*** page 3 ***

 (2)

The Advisor currently intends to waive fees in order to maintain Total Annual Fund Operating Expenses at or below 1.98%.  However, this arrangement may be terminated at any time at the option of the Advisor.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year

$     666

3 Years

1,616

5 Years

2,569

10 Years

4,965

INVESTMENT INFORMATION

The Fund seeks to achieve its investment objective by investing primarily in common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state (“New York Securities”).  Realization of current income will not be a significant investment consideration and any such income realized should be considered incidental to the Fund’s objective.

New York Securities

Through fundamental analysis the Advisor attempts to identify securities and groups of securities with potential for capital appreciation.  Under normal market conditions, at least 90% of the Fund’s net assets will be invested in common stocks (with at least 80% of such assets invested in New York Securities).  The Advisor believes that the demographic and economic characteristics of New York, including population, employment, retail sales, personal income, bank loans, bank deposits and residential construction are such that many companies headquartered in the state, or having a significant presence in the state, have a greater than average potential for capital appreciation.  For example, New York’s Gross State Product is over $600 billion per year, making it the tenth largest economy in the world, and foreign investment exceeds $7 billion, far exceeding that of any other state.  In addition, state taxes have recently been reduced by $3.6 billion.  In the Advisor’s opinion, this rare combination - a great, dynamic business and economic environment and a government committed to prudent fiscal and legislative policy - provides an exciting arena for business and investment.

If a company is not headquartered in New York, the Advisor will consider such company as having a “significant presence” in the state if: (1) 50% or more of its profits are generated from operations (including plants, offices or a sales force) based in New York or (2) if the company employs 500 or more in its operations within New York and such number of employees as a percentage of the company’s total employees is higher than the percentage of the company’s total employees employed in any other state.

*** page 4 ***

Other (Non-Principal) Investment Strategies

The Fund may invest a portion of its assets in preferred stocks, convertible preferred stocks and convertible bonds that are considered to be “investment grade” (that is, rated BBB or higher by Standard & Poor’s Ratings Group, or Baa by Moody’s Investors Service, or the equivalent by another rating agency).

The Fund may write covered call options and purchase put options.  Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at the exercise price at any time during the option period.  These options are “covered” by the Fund because it will own the underlying securities as long as the option is outstanding.  The Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit.  By purchasing a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period.  The Fund may purchase put options on securities it owns in order to protect against an anticipated decline in the value of such securities; by purchasing put options on securities it does not own, the Fund seeks to benefit from a decline in the market price of the underlying securities.  The Advisor expects that the Fund’s use of options will be very limited in scope.

As a temporary defensive measure, the Fund may invest up to 100% of its total assets in investment grade bonds, U.S.  Government obligations, repurchase agreements or money market instruments.  When the Fund invests in investment grade bonds, U.S.  Government obligations, repurchase agreements or money market instruments as a temporary defensive measure, it is not pursuing its stated investment objective.

OPERATION OF THE FUND

The Fund is a non-diversified series of The New York State Opportunity Funds (the “Trust”), an open-end management investment company organized as a Massachusetts business trust.  The Board of Trustees supervises the business activities of the Trust.  Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Pinnacle Advisors LLC (the “Advisor”), 5710 Commons Park, East Syracuse, New York, to manage the Fund’s investments.  The Fund pays the Advisor a fee equal to the annual rate of 1% of the average value of its daily net assets up to $100 million; .95% of such assets from $100 million to $200 million; and .85% of such assets in excess of $200 million.

Gregg A. Kidd is President and the controlling shareholder of the Advisor, and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Kidd founded the Advisor in 1996.

Pinnacle Investments, Inc. (the “Underwriter”), 5710 Commons Park, East Syracuse, New York, serves as the primary agent for the distribution of shares of the Fund.  The Underwriter is an affiliate of the Advisor by reason of common ownership.  Gregg A. Kidd, President and a Trustee of the Trust, is also President and a controlling shareholder of the Underwriter.

HOW TO PURCHASE SHARES

Initial Investments.  Your initial investment in the Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans).  The Fund may, in the Advisor’s sole discretion, accept certain accounts with less than the stated minimum initial investment.  You may open an account and make an initial investment through securities dealers having a sales agreement with the Underwriter.  You may also make a direct initial investment by sending a check and a completed account application form to The New York State Opportunity Funds, c/o Mutual Shareholder Services LLC, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141.  Checks should be made payable to “New York Equity Fund.”  Third party checks will not be accepted.  An account application is included in this Prospectus.

*** page 5 ***

You may also purchase shares of the Fund by wire.  Please telephone the Transfer Agent (Nationwide toll free call 1-800-535-9169) for instructions.  You should be prepared to mail or fax us a completed, signed account application (Fax Number 1-440-922-0110).  If the Trust does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends.  Your bank may impose a charge for sending your wire.  There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days’ prior notice to shareholders.

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund.  Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Transfer Agent by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day.  It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time.  Dealers may charge a fee for effecting purchase orders.  Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day’s public offering price.  Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

The public offering price of the Fund’s shares is the next determined net asset value per share plus an initial sales charge as shown in the following table.

	Sales Charge as % of:		Dealer Reallowance
Amount of Investment	Public Offering Price	Net Amount Invested	as % of Public Offering Price

Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.00	4.17	3.25
$100,000 but less than $250,000	3.25	3.36	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	1.50	1.52	1.00
$1,000,000 or more	None	None

Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers.  Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933.  The Underwriter retains the entire initial sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Adding To Your Account.  You may make additional purchases in your account at any time.  These purchases may be made by mail, wire transfer or by contacting your broker-dealer.  Each additional purchase request must contain the name of your account and your account number in order to permit proper crediting to your account.  While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement.  All purchases are made at the public offering price next determined after receipt of a purchase order by the Fund.  If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

*** page 6 ***

Reduced Sales Charge.  You may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of your existing Fund shares with the amount of your current purchases in order to take advantage of the reduced initial sales charges set forth in the table above.  Purchases made pursuant to a Letter of Intent may also be eligible for the reduced initial sales charges.  The minimum initial investment under a Letter of Intent is $10,000.  You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

Purchases At Net Asset Value.  You may purchase shares of the Fund at net asset value when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has an initial sales charge.  Your investment will qualify for this provision if the purchase price of the shares of the other fund included an initial sales charge and the proceeds were redeemed from the other fund no more than sixty days prior to your purchase of shares of the Fund.  To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund.  Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund.  The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss.  These provisions may be modified or terminated at any time.  Contact your securities dealer or the Transfer Agent for further information.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value.  To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value.  Federal and state credit unions may also purchase shares at net asset value.

In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Underwriter, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisors and financial planners may also purchase shares of the Fund at net asset value if their investment advisor or financial planner has made arrangements with the Underwriter to permit them to do so.  The investment advisor or financial planner must notify the Fund that an investment qualifies as a purchase at net asset value.

Trustees, directors, officers and employees of the Fund, the Advisor, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at net asset value.

Automatic Investment And Direct Deposit Plans.  You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account.  The minimum initial and subsequent investments must be $50 under the plan.  The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days’ written notice, to make reasonable charges for this service.  Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund.  Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.

*** page 7 ***

Additional Information.  The Fund mails you confirmations of all purchases or redemptions of Fund shares.  Certificates representing shares are not issued.  The Fund and the Underwriter reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Fund’s account application contains provisions in favor of the Fund, the Underwriter, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent.  The request must state the number of shares or the dollar amount to be redeemed and your account number.  The request must be signed exactly as your name appears on the Fund’s account records.  If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.  If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  If your instructions request a redemption by wire, you will be charged a $15 processing fee.  The Fund reserves the right, upon 30 days’ written notice, to change the processing fee.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above.  Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date.  To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund’s net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization.  These organizations may be authorized to designate other intermediaries to act in this capacity.  Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

*** page 8 ***

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction.  There is currently no charge for ACH transactions.  Contact the Fund for more information about ACH transactions.

*** page 9 ***

Automatic Withdrawal Plan.  If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $50 each.  There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges.  Telephone the Transfer Agent toll free 1-800-535-9169 for additional information.

Reinvestment Privilege.  If you have redeemed shares of the Fund, you may reinvest all or a part of the proceeds without any additional sales charge.  This reinvestment must occur within 90 days of the redemption and the privilege may only be exercised once per year.

Additional Information.  At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.  The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales charge paid, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Fund may determine from time to time.  After notification to you of the Fund’s intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.  The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis.  Distributions are paid according to one of the following options:

Share Option --

income distributions and capital gains distributions Reinvested in additional shares

Income Option --

income distributions and short-term capital gains Distributions paid in cash; long-term capital gains

Cash Option --

income distributions and capital gains distributions paid in cash

You should indicate your choice of option on the application.  If no option is specified on your application, distributions will automatically be reinvested in additional shares.  All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if the your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and thereafter may continue to be reinvested in such shares.  No interest will accrue on amounts represented by uncashed distribution checks.

*** page 10 ***

If you have received any dividend or capital gains distribution from the Fund in cash, you may return the distribution to the Fund within 30 days of the distribution date for reinvestment at the net asset value next determined after its return.  You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.

TAXES

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets.  By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders.  The Fund expects most distributions to be in the form of capital gains.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax.  Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income.  Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares.  Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.  Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

If you buy shares shortly before the record date of a distribution you will pay taxes on money earned by the Fund before you were a shareholder.  You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year.  In addition to federal taxes, you may be subject to state and local taxes on distributions.

Shareholders should consult their tax advisors about the tax effect of distributions and redemptions from the Fund and the use of the Automatic Withdrawal Plan.  The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.  See “Taxes” in the Statement of Additional Information for further information.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) that allows it to pay for certain expenses related to the distribution of its shares, including payments to securities dealers and other persons who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Fund; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to

*** page 12***

marketing and promotional activities as the Fund may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund’s shares.

The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund’s average daily net assets.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales charges.  In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

On each day that the Fund is open for business, the public offering price (net asset value plus applicable sales charge) of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time).  The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund’s investments that its net asset value might be materially affected.  The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

The Fund’s portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.  The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the years ended March 31, 2003, March 31, 2002, March 31, 2001, and March 31, 2000 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

*** page 13***

Selected Per Share Data And Ratios For A Share Outstanding Throughout Each Period
	YEAR ENDED MARCH 31, 2003	YEAR ENDED MARCH 31, 2002	YEAR ENDED MARCH 31, 2001	YEAR ENDED MARCH 31, 2000	YEAR ENDED MARCH 31, 1999
Net asset value at beginning of period	$ 8.63	$ 11.35	$ 19.27	$ 14.15	$ 12.58
Income from investment operations Net investment loss Net realized and unrealized gains	(0.08)	(0.16)	(0.15)	(0.17)	(0.05)
(losses) on investments	(2.82)	(2.56)	(6.49)	5.58	1.69
Total from investment operations	(2.90)	(2.72)	(6.64)	5.41	1.64
Distributions from net realized gains	0.00	0.00	(1.28)	(0.29)	(0.07)
Net asset value at end of period	$ 5.73	$ 8.63	$ 11.35	$ 19.27	$ 14.15
Total return (a)	-33.60%	-23.96%	-36.38%	38.55%	3.07%
DNet assets at end of period	$4,040,352	$ 6,578,148	$ 8,547,585	$10,059,690	$ 6,296,704
Ratio of net expenses to average net assets (b)	1.98%	2.06%	2.08%	1.98%	1.97%
Ratio of net investment loss to average net assets	-1.40%	-1.55%	-0.91%	-1.15%	-0.60%
Portfolio turnover rate	73%	106%	224%	154%	96%

 (a)

Total returns shown exclude the effect of applicable sales loads.

(b)

Ratios of expenses to average net assets, assuming no waiver of fees and/or reimbursement of expenses by the Advisor, would have been 4.82%, 3.26%, 2.49%, 2.74%, and 4.49% for the years ended March 31, 2003, 2002, 2001, 2000, and 1999, respectively.

*** page 14 ***

CUSTOMER PRIVACY POLICY

We collect only information that is needed to serve you and administer our business.

In the process of serving you, we become stewards of your “nonpublic personal information” - information about you that is not available publicly.  This information comes to us from the following sources:

•

Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

•

Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

•

Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and to provide you with our services.

We carefully limit and control the sharing of your information.

To protect your privacy, we carefully control the way in which any information about you is shared.  It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you.  For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed.  However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

We Are Committed To The Privacy Of Your Nonpublic Personal Information And Will Use Strict Security Standards To Safeguard It.

We are committed to the security of your nonpublic personal information.  Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.  Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that are reasonably designed to comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that is designed to protect nonpublic personal information from being accessed inappropriately by third parties.

This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for The New York State Opportunity Funds (the “Trust”), Pinnacle Advisors LLC, the Trust’s investment adviser, and Pinnacle Investments, Inc., the Trust’s principal underwriter.

If you have any questions about the confidentiality of your customer information, call 1-800-535-9169 to talk to a shareholder services representative.

THE NEW YORK STATE OPPORTUNITY FUNDS

5710 Commons Park

E.  Syracuse, New York 13057

BOARD OF TRUSTEES

Gregg A.  Kidd

Joseph Masella

Joseph E.  Stanton

Mark E.  Wadach

INVESTMENT ADVISOR

PINNACLE ADVISORS LLC

5710 Commons Park

E.  Syracuse, New York 13057

UNDERWRITER

PINNACLE INVESTMENTS, INC.

5710 Commons Park

E.  Syracuse, New York 13057

LEGAL COUNSEL

BOND, SCHOENECK & KING, PLLC

One Lincoln Center

Syracuse, New York 13202

INDEPENDENT AUDITORS

PRICEWATERHOUSECOOPERS LLP

1177 Avenue of the Americas

New York, New York 10036

CUSTODIAN

THE BANK OF NEW YORK

90 Washington Street

New York, New York 10286

ADMINISTRATOR/TRANSFER AGENT

MUTUAL SHAREHOLDER SERVICES LLC

8869 Brecksville Road, Suite C

Brecksville, Ohio  44141

SHAREHOLDER SERVICES

Nationwide Toll Free:  1-800-535-9169

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual or other information about the Fund, or to make inquiries about the Fund, please call 1-800-535-9169.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C.  Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090.  Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov.  Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. or by writing to:  Securities and Exchange Commission, Public Reference Section, Washington, D.C.  20549-0102.

PROSPECTUS

AUGUST 1, 2003

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

-----------------------------------------------------------------------------

ACCOUNT APPLICATION

Do not use this application to establish a Fund Individual Retirement Account.

Please print clearly all items except signature.

To avoid having your application returned, please be sure to complete steps 1,2 & 7.

Return completed form with payment to:

New York Equity Fund, c/o Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141

For Assistance with other forms, please call us at 1-800-535-9169.

New York Equity Fund

---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

STEP 1:  ACCOUNT REGISTRATION

-------------------------------------------------------------------------------------------------------------------------------

1A.

CHECK ONE

□

INDIVIDUAL

---------------------------------------------------------------------------------------------------------------------

Owner’s Name (as you want it to appear)

DATE OF BIRTH OF OWNER __________________________________________________________

OCCUPATION _______________________________________________________________________

EMPLOYER NAME/ADDRESS _________________________________________________________

CITIZENSHIP: □ U.S.  □ Other ____________________________________________________

Specify Country (if non-resident alien, please provide W-8)

Are you an associated person of an NASD member? □ Yes □ No

□

JOINT ACCOUNT (CANNOT BE A MINOR)

Joint owners have rights of survivorship, unless state laws regarding community property apply.

--------------------------------------------------------------------------------------------------------------------

Joint Owner’s Name (if applicable)

DATE OF BIRTH OF JOINT OWNER ____________________________________________________

OR

□

TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY

Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account

---------------------------------------------------------------------------------------------------------------------

Name of Trust, Corporation, Partnership or other Entity

If a Trust ______________________________________________

___________________

Name of Trustee(s) or Authorized Individual

Trust Date

OR

□

GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

_________________________________________________________ as a custodian for

Custodian’s Name (only one permitted)

_______________________________________ under the ________________ UGMA/UTMA

  Minor’s Name (only one permitted)

State

Minor’s date of birth __________________________________________________________

1B.

TAXPAYER IDENTIFICATION NUMBER

--------------------------------------------------------------------------------------

Owner’s Social Security ID Number (use Minor’s SSN for Custodial account)

--------------------------------------------------------------------------------------

Joint Owner’s Social Security ID Number

1C.

MAILING ADDRESS AND TELEPHONE NUMBER

-----------------------------------------------------------------------------------------------------------

Number and Street or P.O. Box

------------------------------------------------

-----------------------

--------------------

City

State

Zip

( ------ )----------------------------------------

( ------ ) ---------------------------------------

Daytime Telephone

Evening Telephone

-------------------------------------------------------------------------------------------------------------------------------

STEP 2:  FUND SELECTION AND INITIAL INVESTMENT

-------------------------------------------------------------------------------------------------------------------------------

2A.

Indicate the amount of your investment.

($1,000 minimum; $250 for tax-deferred retirement plans)

Initial Investment of

$ ____________

2B.

RIGHTS OF ACCUMULATION  Please see prospectus for details.

□

My combined holdings in the Fund may entitle me to a reduced sales charge.

Applicable shareholder account numbers are:

Account # ___________________ Account # ___________________

Account # ___________________ Account # ___________________

2C.

LETTER OF INTENT  You may qualify for reduced sales charges if you plan to make additional investments within a 13-month period.  Please see prospectus for qualifications.

□

I agree to the terms of the Letter of Intent set forth in the prospectus.  Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of the New York Equity Fund an aggregate amount at least equal to that which is checked below.

□  $50,000

□  $100,000

□  $250,000

□  $500,000

□  $1,000,000

2D.

SALES CHARGE WAIVER See current prospectus for eligibility requirements.

□

Check if eligible for waiver and indicate investor category:

---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

STEP 3:  DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS

-------------------------------------------------------------------------------------------------------------------------------

YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

□

INCOME OPTION:  Please distribute all income and short-term capital gains in cash, and reinvest my long-term capital gains in additional shares of the Fund

□

CASH OPTION 1: Please distribute all income and capital gains in cash by check.

□

CASH OPTION 2:  Please distribute all income and capital gains in cash directly to the bank account identified in Step 6.

-------------------------------------------------------------------------------------------------------------------------------

STEP 4:  DUPLICATE STATEMENTS AND CONFIRMATIONS

-------------------------------------------------------------------------------------------------------------------------------

Please send duplicate statements and confirmations to an address other than that listed in Section 1C (optional):

---------------------------------------------------------------------------------------------------------------------

Name

---------------------------------------------------------------------------------------------------------------------

Company Name

---------------------------------------------------------------------------------------------------------------------

Street Address

---------------------------------------------------

------------------------

----------------------------

City

State

Zip

#

STEP 5:  ACCOUNT SERVICE OPTIONS

______________________________________________________________________________

5A.

PURCHASE OPTIONS

AUTOMATIC INVESTMENT PLAN* □ Yes □ No

Permits you to automatically invest in your Fund account through your bank account (You must complete Step 6.)  Please indicate the amount and interval (monthly on the 15th, the last day of each month or both.)  Minimum requirement of $50 for each monthly investment.

PLEASE MAKE MY AUTOMATIC INVESTMENT ON:

  □ the last business day of each month

  □ the 15th day of each month

  □ both the 15th and last business day

AMOUNT $ ________________________________________________

CHECK ONE INTERVAL: □ Monthly   □ Bi-Monthly

* This plan involves continuous investment, regardless of share price levels, and does not assure a profit or protect against a loss in declining markets.

5B.

REDEMPTION OPTION

BY ELECTRONIC TRANSFER (to your bank account) □ Yes □ Decline

  If yes, you must complete bank information in Step 6 and select method of transfer.

□ (ACH) Automated Clearing House or □ WIRE

5C.

SYSTEMATIC WITHDRAWAL PLAN □ Yes □ No

  Note: Account balance must be $5,000 or more to use this option.  Minimum amount of withdrawal $50 per transaction.  See prospectus for details.

AMOUNT $ _________________________________________________

START MONTH ______________________________________________

CHECK ONE INTERVAL: □ Monthly □ Quarterly □ Annually

SYSTEMATIC WITHDRAWAL PLAN PAYMENT METHOD OPTIONS:

□ By check to address of record

□ ACH (2-3 day free service to pay instructions in Step 6)

□ Wire (Receiving bank may charge incoming wire fee)

STEP 6:  ELECTRONIC FUNDS TRANSFER INSTRUCTIONS

______________________________________________________________________________

ATTACH YOUR VOIDED CHECK HERE We cannot establish these services without it.

By attaching a voided check or deposit slip below and signing Step 7 I authorize credits/debits to/from this bank account in conjunction with the account options selected.  I understand for the selected options involving wire transactions, my bank may charge me wire fees.  I agree that the Fund and its agents may make additional attempts to debit/credit my account if the initial attempt fails and that I will be liable for any associated costs.  All account options selected shall become part of the terms, representations and conditions of this application.

______________________________________________________________________________

  Signature(s) of depositor (if different from signature in Step 7)

______________________________________________________________________________

  Signature of designated Co-Bank Account Owner

THIS IS A:

□ checking account  □ savings account

STEP 7:  SIGNATURES AND CERTIFICATIONS

______________________________________________________________________________

BY SIGNING BELOW, I CERTIFY THAT:

●

I have received and read the current prospectus of the New York Equity Fund ( the “Fund Company”) in which I am investing.  I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.

●

I understand that the terms, representations and conditions in this application and the prospectus as amended from time to time, will apply to this account and any account established at a later date.

●

I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which transfers are made.  I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account.  I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions.

●

The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAT:

1.

I am a U.S. person (including a U.S.  resident alien).

2.

The Taxpayer Identification Number shown on this application is correct.  3.  I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

______________________________________________________________________________

    EACH ACCOUNT OWNER MUST SIGN HERE

______________________________________________________________________________

  Signature of Owner, Trustee or Custodian    Date

______________________________________________________________________________

  Signature of Joint Owner or Co-Trustee (if any)   Date

______________________________________________________________________________

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

STEP 8:  INVESTMENT BROKER/DEALER

______________________________________________________________________________

IMPORTANT: To be completed by broker/dealer representative.  Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office.  (Broker/Dealer must have approved agreement with the Fund distributor).

______________________________________________________________________________

  Broker/Dealer Firm Name      Dealer #

______________________________________________________________________________

  Representative’s Name  Rep #  Branch #  Rep Telephone Number

______________________________________________________________________________

  Rep Office Street Address   Rep Office City/State/Zip

______________________________________________________________________________

  Authorized Signature

PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

NEW YORK EQUITY FUND

c/o MMS 8869 BRECKSVILLE ROAD

BRECKSVILLE, OHIO 44141

Thank you for your investment.  You will receive a confirmation showing your fund account number, dollar amount, shares purchased and price paid per share.  For assistance call . 1-800-535-9169

#

Part B

THE NEW YORK STATE OPPORTUNITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

MARCH 11, 2004

NEW YORK EQUITY FUND

This Statement of Additional Information supplements the Prospectus offering shares of the New York Equity Fund (the “Fund”).  The Fund is a series of The New York State Opportunity Funds, a registered open-end, non-diversified management investment company.  This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated August 1, 2003, as amended on March 11, 2004, as it may from time to time be revised.

Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein.  It should be read in conjunction with the Prospectus of the Fund.  A copy of the Fund’s Prospectus may be obtained by writing the Fund at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, or by calling the Fund toll free at 1-800-535-9169.  Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

The New York State Opportunity Funds

5710 Commons Park

E.  Syracuse, New York 13057

TABLE OF CONTENTS

Page

THE TRUST

1

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

1

INVESTMENT LIMITATIONS

7

TRUSTEES AND OFFICERS

8

THE INVESTMENT ADVISOR

11

THE UNDERWRITER

12

DISTRIBUTION PLAN

13

SECURITIES TRANSACTIONS

14

PORTFOLIO TURNOVER

15

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

15

OTHER PURCHASE INFORMATION

16

TAXES

17

REDEMPTION IN KIND

18

HISTORICAL PERFORMANCE INFORMATION

18

PRINCIPAL SECURITY HOLDERS

20

CUSTODIAN

20

AUDITORS

20

LEGAL COUNSEL

20

TRANSFER AGENT

20

PROXY VOTING PROCEDURES

21

FINANCIAL STATEMENTS

21

APPENDIX

22

For Information or Assistance in Opening an Account, please call:

Nationwide (Toll Free)  1-800-535-9169

THE TRUST

The New York State Opportunity Funds (the “Trust”), an open-ended, non-diversified management investment company, was organized as a Massachusetts business trust on November 20, 1996.  The Trust currently offers one series of shares to investors, the New York Equity Fund (the “Fund”).

Shares of the Fund have equal voting rights and liquidation rights.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Fund is not required to hold annual meetings of shareholders.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the “1940 Act”) in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  No shareholder is liable to further calls or to assessment by the Fund without his express consent.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership.  However, numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts and the Trust is not aware of any instance where such result has occurred.  In addition, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees.  The Agreement and Declaration of Trust also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.

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DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

The investment objective of the Fund is to provide long-term capital growth.  At least 90% of the Fund’s “assets” (defined as the Fund’s net assets and borrowings for investment purposes) will normally be invested in common stocks, with at least 80% of the Fund’s assets invested in New York Securities.  If the Fund changes its policy to invest at least 80% of the Fund’s assets in New York Securities, it will provide 60 days notice of the change to the shareholders.  The Fund’s investment objective may not be altered without the prior approval of a majority (as defined by the 1940 Act) of the Fund’s shares.

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.  Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Writing Covered Call Options.  When the Advisor believes that individual portfolio securities are approaching the top of the Advisor’s growth and price expectations, covered call options (calls) may be written (sold) against such securities.  When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise date”).  To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a “closing purchase transaction”.  A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.  The Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well.  If a call written by the Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received.  The Fund writes options only for hedging purposes and not for speculation, and the aggregate value of the underlying obligations will not exceed 25% of the Fund’s net assets.  If the Advisor is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Fund will lose the opportunity for further appreciation of that security.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes.  When short term gains are distributed to shareholders, they are taxed as ordinary income.  If the Fund desires to enter into a closing purchase transaction, but there is no market when it desires to do so, it would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Fund will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange.  Call writing affects the Fund’s portfolio turnover rate and the brokerage commissions paid.  Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.

Purchase Put Options.  The Fund may purchase put options.  As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period.  The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.  The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities.  An example of such use of put options is provided below.

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The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security.  Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price.  For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Advisor deems it desirable to continue to hold the security because of tax considerations.  The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may also purchase put options at a time when it does not own the underlying security.  By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security.  If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option.  In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund will commit no more than 5% of its net assets to premiums when purchasing put options.  The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities.  This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price.  The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Options Transactions Generally.  Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; there may exist imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker’s customers; and market imposed restrictions may prohibit the exercise of certain options.  In addition, the options activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.  The success of the Fund in using the options strategies described above depends, among other things, on the Advisor’s ability to predict the direction and volatility of price movements in the options and securities markets and the Advisor’s ability to select the proper time, type and duration of the options.

The use of options by the Fund is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Therefore, the number of options the Fund may write or purchase may be affected by options written or held by other entities, including other clients of the Advisor.  An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Foreign Securities.  The Fund may invest in foreign securities if the Advisor believes such investment would be consistent with the Fund’s investment objective.  The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities.  Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

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The Fund may invest in foreign issuers directly or through the purchase of American Depository Receipts (ADRs).  ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.  Direct investments in foreign securities will generally be limited to foreign securities traded on foreign securities exchanges.

Although the Fund is not limited in the amount of foreign securities it may acquire, it is presently expected that the Fund will not invest more than 10% of its assets (as measured at the time of purchase) in direct investments in foreign securities traded on foreign securities exchanges.

Preferred Stocks.  Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stocks on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Convertible Securities.  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock.  The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

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Warrants and Rights.  Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein.

U.S. Government Securities.  The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein.  The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Fund’s shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

Repurchase Agreements.  The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S.  Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Fund’s risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest.  These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act.  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times as least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Fund’s custodian either directly or through a securities depository.

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Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  BANKERS’ ACCEPTANCES are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A CERTIFICATE OF DEPOSIT (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Fund would generally be in amounts of $100,000 or more.  COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Advisor’s assessment.  Commercial Paper may include Master Notes of the same quality.  MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Forward Commitment and When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate.  In such a case the Fund could incur a short-term gain or loss.

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Unseasoned Issuers.  The Fund may invest a portion of its assets in small, unseasoned companies.  While smaller companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations.  In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies.  Therefore, the securities of smaller companies may be subject to wider price fluctuations.  When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.  The Fund does not currently intend to invest more than 5% of its net assets in the securities of unseasoned issuers.

Investment Company Securities.  The Fund may also invest up to 10% of its total assets in securities of other investment companies.  Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees.  The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.  An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Illiquid Investments.  The Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.  Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund’s investments.  The absence of a trading market can make it difficult to ascertain a market value for illiquid investments.  Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.

Borrowing and Pledging.  The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings.  To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated.  If, while such borrowing is in effect, the value of the Fund’s assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Fund would incur interest and other transaction costs in connection with such borrowing.  The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.  The Fund may pledge assets in connection with borrowing but will not pledge more than one-third of its total assets.

INVESTMENT LIMITATIONS

The Fund has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund.  These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

Under these fundamental limitations, the Fund MAY NOT:

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 (1)

Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2)

Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3)

Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4)

Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(5)

Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(6)

Write, purchase or sell commodities, commodities contracts, futures contracts or related options (except that the Fund may write covered call options as described in the Prospectus);

(7)

Invest more than 25% of its total assets in the securities of issuers in any particular industry, except that this restriction does not apply to investments in securities of the United States Government, its agencies or instrumentalities;

(8)

Invest for the purpose of exercising control or management of another issuer; or

(9)

Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust does not presently intend to pledge the assets of the Fund as described above in investment limitation 1.  The Fund has never made, nor does it presently intend to make, short sales of securities “against the box” as described above in investment limitation 4.  The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

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TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.  The following is a list of the Trustees and executive officers of the Trust.  Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

NAME, ADDRESS AND AGE	LENGTH OF TIME SERVED	POSITION(S) HELD WITH TRUST	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND DIRECTORSHIPS OF PUBLIC COMPANIES	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE
Interested Trustee: *Gregg A. Kidd (age 41) 5710 Commons Park E. Syracuse, NY 13057	Since November 1996	President/ Trustee	President of Pinnacle Advisors, LLC (the Fund’s investment adviser) and Pinnacle Investments, Inc. (the Fund’s principal underwriter).	1
Independent Trustees:
Joseph Masella (age 53) P.O. Box 5000 Syracuse, NY 13250	Since February 1997	Trustee	Executive Vice President and a Director of Unity Mutual Life Insurance Company; President and a Director of Univest Clinton, Inc. (a holding company); Director of Unity Financial Life Insurance Company, Family Unity Holdings, LLC (a holding company), Confidential Planning Corporation (a financial services marketing firm), and the Life Insurers’ Council (a trade association).	1
Joseph E. Stanton (age 76)** 206 Lafayette Lane Fayetteville, NY 13066	Since February 1997	Trustee	Former owner of Stanton’s (a grocery store).	1
Mark E. Waldach (age 51) 100 Treeland Circle Syracuse, NY 13204	Since February 1997	Trustee	Sales representative for Morabito Gas & Electric Company. Prior to October 2000, a Mortgage Consultant for Syracuse Securities (a real estate financing firm).	1
Executive Officers:
Daniel F. Raite (age 55) 5710 Commons Park Dr. E. Syracuse, NY 13057	Since March 2003	Treasurer	Has served as Vice President of Pinnacle Investments Inc. and Pinnacle Investment Advisors LLC since 1996.	1
Michael M. Samoraj (age 44) 5710 Commons Park Dr. E. Syracuse, NY 13057	Since March 2003	Secretary	Registered Principal with Pinnacle Investment Inc. since 1999. Prior to 1999, Mr. Samoraj was a registered representative for Pinnacle Investments Inc.	1

*

Gregg A. Kidd, as an affiliated person of the Advisor and the Underwriter, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**

Joseph E. Stanton has been unable to serve on the Board since December 12, 2003 due to health problems.  A successor trustee has not been named.

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Board Committees.  The Board of Trustees has established an Audit Committee, which oversees the Fund’s accounting and financial reporting policies and the independent audit of its financial statements.  The members of the Audit Committee are Joseph Masella, Joseph E. Stanton and Mark E. Wadach.  The Audit Committee held two meetings during the fiscal year ended March 31, 2003.  The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

Trustees’ Ownership Of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as December 31, 2002.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds Overseen by Trustee
Gregg A. Kidd	$10,000- $25,000	$10,000- $25,000
Joseph Masella	Over $100,000	Over $100,000
Joseph E. Stanton	None	None
Mark E. Wadach	$1--$10,000	$1--$10,000
Daniel F. Raite	$10,000- $25,000	$10,000- $25,000
Michael M. Samoraj	None	None

Trustee Compensation.  No director, officer or employee of the Advisor or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust.  Each Trustee who is not an “interested person” of the Trust receives from the Trust an annual retainer of $1,000, plus a fee of $500 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings.  The following table provides compensation amounts paid during the fiscal year ended March 31, 2003 to Trustees who are not “interested persons” of the Trust:

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Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex
Joseph Masella	$3,000	None	None	$3,000
Joseph E. Stanton	$3,000	None	None	$3,000
Mark E. Wadach	$3,000	None	None	$3,000
Daniel F. Raite	None	None	None	None
Michael M. Samoraj	None	None	None	None

THE INVESTMENT ADVISOR

Pinnacle Advisors LLC (the “Advisor”), 5710 Commons Park, East Syracuse, New York 13057, is the Fund’s investment manager.  Gregg A. Kidd, as the President and controlling shareholder of the Advisor, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.  Mr. Kidd is also the President and a controlling shareholder of the Underwriter and President and a Trustee of the Trust.

Under the terms of the Advisory Agreement between the Trust and the Advisor, the Advisor manages the Fund’s investments.  The Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1% of its average daily net assets up to $100 million, .95% of such assets from $100 million to $200 million and .85% of such assets in excess of $200 million.  During the fiscal year ended March 31, 2003, the Fund accrued advisory fees of $41,068; however, in order to reduce the operating expenses of the Fund, the Advisor voluntarily waived its entire advisory fee for such year and reimbursed the Fund for $75,082 of its other operating expenses.  During the fiscal year ended March 31, 2002, the Fund accrued advisory fees of $ 78,571; however, in order to reduce the operating expenses of the Fund, the Advisor voluntarily waived $ 78,571 of such fees.  During the fiscal year ended March 31, 2001, the Fund accrued advisory fees of $121,035; however, in order to reduce the operating expenses of the Fund, the Advisor voluntarily waived $50,512 of such fees.

The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund’s shares (see “Distribution Plan”), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party.  The Fund may have an obligation to indemnify the Trust’s officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties.  The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Advisor are paid by the Advisor.

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By its terms, the Advisory Agreement will remain in force until April 4, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Advisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by the Advisor.  The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement.  The principal areas of review by the Trustees were the nature and quality of the services provided by the Advisor and the reasonableness of the fees charged for those services.  These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Advisor.

The Trustees’ evaluation of the quality of the Advisor’s services took into account their knowledge and experience gained through meetings with and reports of the Advisor over the course of the preceding year.  The Trustees concluded that the quality and responsiveness of the Advisor’s services were above or comparable to peer group advisors when considering fees charged for a Fund with a comparable level of assets.  Both short-term and long-term investment performance of the Fund were considered.  The Fund’s current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives.  The Fund underperformed in certain areas when compared to its peer groups during recent periods.  However, based on the experience and positive performance of the Advisor in prior periods, the Trustees determined they were comfortable that the Advisor could improve its performance from the 2001 and 2002 results and return to more positive results.  The Trustees also considered the scope and quality of the in-house capabilities of the Advisor and other resources dedicated to performing services for the Fund.  The Trustees concluded that the staff and senior management of the Advisor were experienced industry professionals that were performing their functions in a capable manner through a difficult period in the equities markets.  The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Fund’s other service providers, were considered in light of the Fund’s compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund’s independent public accountants in periodic meetings with the Trust’s Audit Committee.  The Trustees found that the responsiveness of the Advisor’s administrative services was satisfactory.  The Trustees also considered the business reputation of the Advisor and its financial resources and found that they were satisfactory.

In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives.  The Trustees considered information provided by the Advisor concerning the Advisor’s profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees.  The Trustees also considered the voluntary fee waivers and expense reimbursements made by the Advisor in order to reduce the Fund’s operating expenses.  In evaluating the Fund’s advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.   Based on these factors, the Trustees found that the Advisor’s fees were fair and reasonable, especially in light of it voluntarily waiving its fees and the expenses reimbursements.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement.  Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

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THE UNDERWRITER

Pinnacle Investments, Inc.  (the “Underwriter”), 5710 Commons Park, East Syracuse, New York 13057, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund.  The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.

The Underwriter currently allows concessions to dealers who sell shares of the Fund.  The Underwriter receives that portion of the initial sales charge which is not reallowed to the dealers who sell shares of the Fund.  The Underwriter retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.  During the fiscal years ended March 31, 2003, 2002 and 2001, the aggregate commissions collected on sales of the Fund’s shares were $10,250, $34,201, and $226,264, respectively, of which the Underwriter paid $6,242, $25,336, and $177,853, respectively, to unaffiliated broker-dealers in the selling network and retained $9,520, $8,865, and $48,411, respectively, from underwriting and broker commissions.

The Fund may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account.  See “Distribution Plan” below.

By its terms, the Trust’s Underwriting Agreement will remain in force until April 4, 2004 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Underwriting Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund’s outstanding voting securities, or by the Underwriter.  The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

Gregg A. Kidd is an affiliated person of both the Trust and the Underwriter.

DISTRIBUTION PLAN

As stated in the Prospectus, the Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter.  The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund.  During the fiscal year ended March 31, 2003, the Fund incurred $9,975 in distribution expenses, which was paid as compensation to broker-dealers and others for the sale and retention of Fund shares.

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The continuance of the Plan must be specifically approved at least annually by a vote of the Trust’s Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the “Independent Trustees”) at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund.  In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plan must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Board of Trustees believes that expenditure of the Fund’s assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan.  There can be no assurance that the benefits anticipated from the expenditure of the Fund’s assets for distribution will be realized.  While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of his controlling interest in the Advisor and the Underwriter, Gregg A. Kidd may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Fund and the placing of the Fund’s securities transactions and negotiation of commission rates where applicable are made by the Advisor and are subject to review by the Board of Trustees of the Trust.  In the purchase and sale of portfolio securities, the Advisor seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  During the fiscal years ended March 31, 2003, 2002 and 2001, the Fund paid brokerage commissions of $64,966, $82,312, and $238,878, respectively.  The increase in the amount of brokerage commissions paid by the Fund during the fiscal year ended March 31, 2001 was primarily the result of increased portfolio turnover.

The Advisor is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Advisor exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

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Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Fund and the Advisor, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor in connection with the Fund.

The Advisor may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients.  The Advisor will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average price for all transactions of the Advisor in that security on a given business day, with all costs shared on a pro rata basis.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Advisor or the Underwriter.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Underwriter and other affiliates of the Trust or the Advisor may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis.  The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with various firms.  Neither the Underwriter nor affiliates of the Trust, the Advisor or the Underwriter will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.  During the fiscal years ended March 31, 2003, 2002, and 2001, the Fund paid brokerage commissions to the Underwriter of $64,996, $80,611, and $234,942, respectively.  With respect to the fiscal year ended March 31, 2003, the Underwriter received 97.9% of the Fund’s aggregate brokerage commissions for effecting 98.3% of the aggregate dollar amount of transactions involving brokerage commissions.

Code Of Ethics.  The Trust, the Advisor and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits personnel to invest in securities that may be purchased or held by the Fund.  The Code of Ethics adopted by the Trust, the Advisor and the Underwriter are on public file with, and are available from, the Securities and Exchange Commission.

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PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.  See “Taxes.” A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one year period.

Generally, the Fund intends to invest for long-term purposes.  However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Advisor believes that portfolio changes are appropriate.  For the fiscal years ended March 31, 2003, 2002 and 2001, the Fund’s portfolio turnover rate was 73%, 106%, and 224%, respectively.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE

The share price (net asset value) and the public offering price (net asset value plus applicable sales charge) of the shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m., Eastern time) on each day the Trust is open for business.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr.  Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Trust may also be open for business on other days in which there is sufficient trading in the Fund’s portfolio securities that its net asset value might be materially affected.

In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded.  However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used.  If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day.  Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by Nasdaq.  If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by Nasdaq.  Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees.  Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances.  One or more pricing services may be utilized to determine the fair value of securities held by the Fund.  The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

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OTHER PURCHASE INFORMATION

The Prospectus describes generally how to purchase shares of the Fund and explains any applicable sales charges.  Additional information with respect to certain types of purchases of shares of the Fund is set forth below.

Right of Accumulation.  A “purchaser” (as defined above) of shares of the Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Fund shares with the amount of his current purchases in order to take advantage of the reduced sales charges set forth in the tables in the Prospectus.  The purchaser or his dealer must notify Ultimus Fund Solutions, LLC (the “Transfer Agent”) that an investment qualifies for a reduced sales charge.  The reduced sales charge will be granted upon confirmation of the purchaser’s holdings by the Fund.

Letter Of Intent.  The reduced sales charges set forth in the tables in the Prospectus may also be available to any “purchaser” (as defined below) of shares of the Fund who submits a Letter of Intent to the Transfer Agent.  The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales charge.  A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent.  Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales charge applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated.  During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow.  These shares will be released upon the completion of the intended investment.  If the Letter of Intent is not completed during the thirteen month period, the applicable sales charge will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period.  The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the purchaser’s cost (without a retroactive downward adjustment of the sales charge).  The thirteen month period would then begin on the date of the first purchase during the ninety-day period.  No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent.  The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

Other Information.  For purposes of determining the applicable sales charge and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense.  Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales charges.

The Trust does not impose a sales charge or imposes a reduced initial sales charge in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the “Reduced Sales Charge” or “Purchases at Net Asset Value” sections in the Prospectus because such purchases require minimal sales effort by the Underwriter.  Purchases described in the “Purchases at Net Asset Value” section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund.

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TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund.  This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.  To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  As of March 31, 2003, the Fund had capital loss carryforwards for federal income tax purposes of $4,504,043, of which $883,673 expire on March 31, 2009 $2,176,406 expire on March 31, 2010, and $1,443,964 expire on March 31, 2011.  In addition, the Fund had net realized capital losses of $1,932,248 during the period from November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Fund’s tax year ending March 31, 2003.  These capital loss carryforwards and “Post-October” losses may be utilized in future years to offset realized capital gains, if any, prior to distributing such gains to shareholders.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (currently 30%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND

The Fund, when it is deemed to be in the best interests of the Fund’s shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act.  This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.  Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash.  Portfolio securities which are issued in an in-kind redemption will be readily marketable.

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HISTORICAL PERFORMANCE INFORMATION

From time to time, the Fund may advertise average annual total return.  Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T)n = ERV

Where:

P

=

a hypothetical initial payment of $1,000

T

=

average annual total return

n

=

number of years

ERV

=

ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales charge from the initial $1,000 payment.  If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.  The average annual total returns of the Fund for the periods ended March 31, 2003 are as follows:

1 year

-33.60%

5 years

-7.56%

The Fund may also advertise total return (a “nonstandardized quotation”) which is calculated differently from average annual total return.  A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.  This computation does not include the effect of the applicable sales charge which, if included, would reduce total return.  The cumulative return of the Fund (computed without the applicable sales charge) for the period since inception (May 12, 1997) to March 31, 2002 is -4.68%.  A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales charge or over periods other than those specified for average annual total return.  For example, the Fund’s average annual compounded rates of return (computed without the applicable sales charge) for the one year period ended March 31, 2002, for the three year period ended March 31, 2002 and for the period since inception (May 12, 1997) to March 31, 2002 are -23.96%, -12.49% and -0.97%, respectively.  A nonstandardized quotation of total return will always be accompanied by the Fund’s average annual total returns as described above.

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The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

The Fund’s performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is no guarantee of future results.

•

LIPPER INC. ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•

MORNINGSTAR, INC., an independent rating service, rates more than 1,000 Nasdaq-listed mutual funds of all types, according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such performance comparisons to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

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PRINCIPAL SECURITY HOLDERS

As of July 1, 2003, National Financial Services LLC, for the exclusive benefit of Marital Trust #3 for Bradley/ Brian/ Craig and Greg Cuvelier, P.O. Box 266, Sodus, New York 14551, owned of record 23.2% of the outstanding shares of the Fund.

As of July 1, 2003, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

CUSTODIAN

The Bank of New York, 90 Washington Street, New York, New York 10286, has been retained to act as custodian for the Fund’s investments.  As custodian, The Bank of New York acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS

The firm of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, was selected as independent auditors for the Trust for the fiscal year ending March 31, 2003.  The firm of Cohen McCurdy, Ltd., 27955 Clemens Rd., Westlake, Ohio 44145-1139, has been selected as independent auditors for the Trust for the fiscal year ending March 31, 2004. Cohen McCurdy, Ltd. will perform an annual audit of the Fund’s financial statements and advise the Fund as to certain accounting matters.

LEGAL COUNSEL

Bond, Schoeneck & King, PLLC, One Lincoln Center, Syracuse, New York 13202, serves as counsel to the Trust and the Independent Trustees.

TRANSFER AGENT

The Fund’s transfer agent, Mutual Shareholder Services LLC (“Mutual”), 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  Mutual receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $11.50 per account, provided, however, that the minimum fee is $775 per month.  In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

*** page 21 ***

Mutual also provides accounting and pricing services to the Fund.  For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Mutual to perform its duties, the Fund pays Mutual a base fee of $1,750 per month.  In addition, the Fund pays all costs of external pricing services.

Mutual also provides administrative services to the Fund.  In this capacity, Mutual supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  Mutual supervises the preparation of reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions.

From August 25, 2000 through April 30, 2003, Ultimus Fund Solutions, LLC (“Ultimus”) served as the Fund’s transfer agent.  For the fiscal year ended March 31, 2003, Utlimus received from the Fund transfer agent fees, accounting services fees and administrative services fees of $16,125, $26,875 and $21,500, respectively.  For the fiscal year ended March 31, 2002, Utlimus received from the Fund transfer agent fees, accounting services fees and administrative services fees of $13,125, $21,875 and $17,500, respectively.  For the fiscal year ended March 31, 2001, the Fund paid transfer agency fees, accounting services fees and administrative services fees of $12,402, $22,250 and $16,518, respectively.

PROXY VOTING PROCEDURES

The Board of Trustees of the Trust has approved the proxy voting procedures for the Trust.  These procedures set forth the guidelines and procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting history are maintained and available for inspection.  The Trustees are responsible for overseeing the implementation of the procedures.  Copies of the proxy voting procedure have been filed with the Securities and Exchange Commission, which may be reviewed and copies at the SEC’s Public Reference Room in Washington, D.C.  The procedures are also available on the SEC’s Edgar at the SEC’s website (www.ec.gov).  Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington,  D.C. 20549-0102.  A copy will also be sent to you, free of charge, at your request by writing to the Fund at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, or calling toll free at 1-800-535-9169.  A copy of the Trust’s Proxy Voting Procedures is also attached to this SAI as Exhibit B.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by PricewaterhouseCoopers LLP, are included in the annual report of the Fund dated March 31, 2003.

APPENDIX

The various ratings used by Moody’s Investors Service, Inc.  (“Moody’s”) and Standard & Poor’s Ratings Group (“S&P”) are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality of guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitably for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other resources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

*** page 22 ***

THE RATINGS OF MOODY’S AND S&P FOR CORPORATE BONDS

IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

Moody’s Investors Service, Inc.

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

*** page 23***

THE RATINGS OF MOODY’S AND S&P FOR PREFERRED STOCKS
IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

Moody’s Investors Service, Inc.

aaa - An issue which is rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue which is rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue which is rated a is considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Standard & Poor’s Ratings Group

AAA - This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

*** page 24 ***

EXHIBIT A

NEW YORK STATE OPPORTUNITY FUNDS

NEW YORK EQUITY FUND

ANNUAL REPORT

MARCH 31, 2003

Investment Adviser

Pinnacle Advisors LLC

5710 Commons Park Dr.

East Syracuse, New York 13057

May 28, 2003

Dear Shareholder:

The last three years have brought us through one of the most devastating bear markets that we have endured for most of our lives.  For those of you who have dollar cost averaged through the bear market, I believe you were prudent and have set yourselves up for pleasant returns down the road.  The causes of the slide in the markets have been much publicized and I am sure we all have had more than we can stand rehashing the unfortunate events of the past three years. So I would like to point out a few facts that may give you hope that you can recoup losses and even make money in the market in the coming years.

It now seems apparent that the bear died back in October 2002.  In the previous letter I pointed out that we did not know when the market would turn but when it did we would not be on the sidelines and miss the inevitable rebound in the market.  Our negative 33% return trailed the S&P 500 by 8.74% for our year ending March 31, 2003.  But the 4th quarter of 2002 and the 1st quarter of 2003 we have been in the top 1% of funds in the country.  We ultimately are seeing proof of why it is important to maintain a long-term view with the stock market as we have had a fairly dramatic rebound from the lows in October.  Just as the hype of three years ago was unsustainable in the market, I am confident the despair for our country and economy equally got carried away as the market fell.

Although we wish we did a better job of predicting the severity of the bear market, we are confident most of us will not see such a bubble and bust again in our lifetime.  History is well documented that making a bet against the U.S. Stock Market is generally a losing proposition. Most of you may not feel very good right now about your investment, but by not bailing out near the bottom and in some cases investing at lower prices you are on the way to recovery and getting your financial goals back on track.

We will be diligent in helping you in this process and believe we are very well positioned for future success.  Thank you for your confidence in us and we appreciate your investment.

Sincerely,

/s/ Gregg A. Kidd

Gregg A. Kidd

Portfolio Manager

New York Equity Fund

Comparison of the Change in Value of a $10,000 Investment in the New York Equity Fund
and the Standard & Poor's 500 Index
New York Equity Fund
Average Annual Total Returns (a)
(for periods ended March 31, 2003)
1 Year
-36.75%
5 Years
-13.68%
Since Inception*
-8.24%
$23,500
$21,000
$18,500
$16,000
$13,500
$11,000
$8,500
$6,000
$3,500
May-97
Dec-97
Sep-98
Jun-99
Mar-00
Dec-00
Sep-01
Jun-02
Mar-03
$11,076
$6,029
Past performance is not predictive of future performance.
New York Equity Fund
S&P 500 Index

*Initial public offering of shares was May 12, 1997.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

#

NEW YORK EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003

ASSETS
Investment securities, at value (Cost $4,628,879)	$ 4,023,007
Cash	25,000
Dividends receivable	2
Receivable for capital shares sold	6,998
Receivable from Advisor (Note 3)	2,064
Other assets	2,320
TOTAL ASSETS	4,059,391

LIABILITIES
Payable for capital shares redeemed	9,433
Payable to affiliates (Note 3)	6,000
Other accrued expenses	3,606
TOTAL LIABILITIES	19,039

NET ASSETS	$ 4,040,352

NET ASSETS CONSIST OF:
Paid-in capital	$ 11,100,878
Accumulated net realized losses from security transactions	(6,454,654)
Net unrealized depreciation on investments	(605,872)
NET ASSETS	$ 4,040,352

Shares of beneficial interest outstanding (unlimited number
of shares authorized, no par value)	704,551

Net asset value and redemption price per share	$ 5.73

Maximum offering price per share ($5.73/95.25%) (Note 1)	$ 6.02

See accompanying notes to financial statements.

#

NEW YORK EQUITY FUND
STATEMENT OF OPERATIONS
For the Year Ending March 31, 2003

INVESTMENT INCOME
Dividends	$ 23,874

EXPENSES
Investment advisory fees (Note 3)	41,068
Professional fees	23,900
Accounting services fees (Note 3)	26,875
Administrative services fees (Note 3)	21,500
Insurance expense	16,746
Transfer agent and shareholder services fees (Note 3)	16,125
Distribution fees (Note 3)	9,975
Custodian fees	9,137
Trustees' fees and expenses	9,000
Postage and supplies	8,581
Registration fees	4,944
Printing of shareholder reports	4,077
Amortization of organization expenses (Note 1)	1,246
Other expenses	4,291
TOTAL EXPENSES	197,465
Fees waived and expenses reimbursed by the Advisor (Note 3)	(116,150)
NET EXPENSES	81,315

NET INVESTMENT LOSS	(57,441)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(2,858,868)
Net change in unrealized appreciation
(depreciation) on investments	784,233
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(2,074,635)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (2,132,076)

See accompanying notes to financial statements.

#

NEW YORK EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2003	Year Ended March 31, 2002
FROM OPERATIONS
Net investment loss	$ (57,441)	$ (122,070)
Net realized losses from security transactions	(2,858,868)	(1,986,152)
Net change in unrealized appreciation
(depreciation) on investments	784,233	(74,784)
Net decrease in net assets from operations	(2,132,076)	(2,183,006)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	322,643	902,523
Payments for shares redeemed	(728,363)	(688,954)
Net increase (decrease) in net assets from capital share transactions	(405,720)	213,569

TOTAL DECREASE IN NET ASSETS	(2,537,796)	(1,969,437)

NET ASSETS
Beginning of year	6,578,148	8,547,585
End of year	$ 4,040,352	$ 6,578,148

CAPITAL SHARE ACTIVITY
Shares sold	61,239	83,359
Shares redeemed	(118,513)	(74,661)
Net increase (decrease) in shares outstanding	(57,274)	8,698
Shares outstanding, beginning of year	761,825	753,127
Shares outstanding, end of year	704,551	761,825

See accompanying notes to financial statements.

#

NEW YORK EQUITY FUND
FINANCIAL HIGHLIGHTS
Selected per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Year Ended March 31, 2003	Year Ended March 31, 2002	Year Ended March 31, 2001	Year Ended March 31, 2000	Year Ended March 31, 1999

Net asset value at beginning of year	$ 8.63	$ 11.35	$ 19.27	$ 14.15	$ 12.58
Income (loss) from investment operations:
Net investment loss	(0.08)	(0.16)	(0.15)	(0.17)	(0.05)
Net realized and unrealized gains (losses) on investments	(2.82)	(2.56)	(6.49)	5.58	1.69
Total from investment operations	(2.90)	(2.72)	(6.64)	5.41	1.64

Distributions from net realized gains	0.00	0.00	(1.28)	(0.29)	(0.07)

Net asset value at end of year	$ 5.73	$ 8.63	$ 11.35	$ 19.27	$ 14.15
Total return (a)	-33.60%	-23.96%	-36.38%	38.55%	13.07%
Net assets at end of year	$ 4,040,352	$ 6,578,148	$ 8,547,585	$ 10,059,690	$ 6,296,704
Ratios/Supplemental Data
Ratio of net expenses to average net assets (b)	1.98%	2.06%	2.08%	1.98%	1.97%
Ratio of net investment loss to average net assets	-1.40%	-1.55%	-0.91%	-1.15%	-0.60%

Portfolio turnover rate	73%	106%	224%	154%	96%
(a)	Total returns shown exclude the effect of applicable sales loads.

(b)

Ratios of expense to average net assets, assuming no waiver of fees and/or reimbursement of expenses by the Advisor, would have been 4.82%, 3.26%, 2.49%, 2.74%, and 4.49% for the years ended March 31, 2003, 2002, 2001, 2000, and 1999,  respectively (Note 3).

See accompanying notes to financial statements.

NEW YORK EQUITY FUND PORTFOLIO OF INVESTMENTS March 31, 2003
Shares	Common Stocks - 99.5%	Value
	Consumer Discretionary - 4.3%
12,500	AOL Time Warner, Inc. (a)	$ 135,750
25,000	Granite Broadcasting Corp.(a)	39,500
		175,250	4.3%
	Energy - 3.8%
30,000	Plug Power, Inc.(a)	151,800	3.8%
	Financial - 25.3%
3,000	Bank of New York Co., Inc.	61,500
2,000	Bear Stearns Cos., Inc.	131,200
3,000	Citigroup, Inc.	103,350
1,500	Goldman Sachs Group, Inc.	102,120
5,000	J.P. Morgan Chase & Co.	118,550
2,500	Lehman Brothers Holdings, Inc.	144,375
1,250	M&T Bank Corp.	98,225
4,000	Merrill Lynch & Co.	141,600
3,000	Morgan Stanley Dean Witter & Co.	115,050
172	Travelers Property Casualty Corp. - Class A (a)	2,424
355	Travelers Property Casualty Corp. - Class B (a)	5,009
		1,023,403	25.3%
	Healthcare - 16.0%
3,750	Barr Laboratories, Inc. (a)	213,750
6,000	Bristol-Myers Squibb Co.	126,780
10,000	Conmed Corp.(a)	164,100
4,500	Pfizer Inc.	140,220
		644,850	16.0%
	Industrials - 10.5%
150,000	Mechanical Technology, Inc. (a)	285,000
5,000	Paychex, Inc.	137,350
		422,350	10.5%
	Information Technology - 26.7%
25,000	Anaren Microwave, Inc. (a)	216,250
10,000	Computer Associates International, Inc.	136,600
400,000	CopyTele, Inc. (a)	124,000
77,000	Corning, Inc.	449,680
105,000	Lucent Technologies, Inc. (a)	154,350
		1,080,880	26.8%
	Telecommunications Services – 12.9%
40,000	RF Micro Devices, Inc.(a)	241,160
80,000	Terayon Communication Systems, Inc. (a)	136,800
4,000	Verizon Communications, Inc.	141,400
		519,360	12.9%
	Total Common Stocks (Cost $4,623,765)	$ 4,017,893	99.4%
	See accompanying notes to financial statements.
Shares	Money Market Securities - 0.1%	Value

	Milestone Funds Treasury Obligations Portfolio - Investor Shares
5,114	(Cost $5,114)	$ 5,114	0.1%

	Total Investments at Value - 99.6% (Cost $4,628,879)	$ 4,023,007	99.6%

	Other Assets in Excess of Liabilities - 0.4%	17,345	0.4%

	Net Assets - 100.0%	$ 4,040,352

(a) Non-income producing security.

See accompanying notes to financial statements.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES

The New York Equity Fund (the “Fund”) is a non-diversified series of The New York State Opportunity Funds (the “Trust”).  The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the “Advisor”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.

The Fund seeks to provide long-term capital growth by investing primarily in the common stocks of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

The following is a summary of the Fund's significant accounting policies:

Securities Valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange  (normally 4:00 p.m., Eastern time).  Securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share Valuation  -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent.  The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.98% of the net asset value (or 4.75% of the offering price).  The redemption price per share is equal to the net asset value per share.

Organization Expenses -- Expenses of organization have been capitalized and have been amortized on a straight-line basis over five years. As of March 31, 2003, organization costs had been fully amortized.

Investment Income -- Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

Security Transactions -- Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

Distributions to Shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.  For the years ended March 31, 2003 and 2002, no distributions were required.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2003

1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

The following information is computed on a tax basis for each item as of March 31, 2003:

Cost of portfolio investments	$ 4,647,242

Gross unrealized appreciation	$ 661,589
Gross unrealized depreciation	(1,285,824)
Net unrealized depreciation	$ (624,235)
Capital loss carryforwards	$ (4,504,043)
Post-October losses	(1,932,248)
$ (7,060,526)

The capital loss carryforwards as of March 31, 2003 in the table above expire as follows:

Amount	Expires March 31,
$ 883,673	2009
2,176,406	2010
1,443,964	2011
$ 4,504,043

In addition, the Fund had net realized capital losses of $1,932,248 during the period from November 1, 2002 through March 31, 2003, which are treated for federal income tax purposes as arising during the Fund’s tax year ending March 31, 2004.  These capital loss carryforwards and “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended March 31, 2003, the Fund reclassified net investment losses of $57,441 against paid-in capital on the Statement of Assets and Liabilities.  Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $3,040,947 and $3,478,660 respectively, for the year ended March 31, 2003.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2003

3.   TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENT

Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million.  The Advisor voluntarily waived its entire investment advisory fee of $41,068 and reimbursed the Fund $75,082 of additional operating expenses for the year ended March 31, 2003.  As of March 31, 2003, the Fund was due $2,064 from the Advisor for expense reimbursements.

The President of the Adviser is also President and a Trustee of the Trust.

ADMINISTRATION AGREEMENTS

Under the terms of an Administration Agreement, Ultimus Fund Solutions, LLC (“Ultimus”) supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.  For the performance of these administrative services, Ultimus received a monthly fee at an annual rate of .15% of average daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; .100% of such assets from $100 million to $250 million; .075% of such assets from $250 to $500 million; and .050% of such assets in excess of $500 million, subject to a monthly minimum.  During the year ended March 31, 2003, Ultimus was paid $21,500 for administrative services.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2003

3.   TRANSACTIONS WITH AFFILIATES (Continued)

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of a Transfer Agency and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, Ultimus received from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum.  During the year ended March 31, 2003, Ultimus was paid $16,125 for transfer agent services.  In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of an Accounting Services Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, Ultimus received from the Fund a monthly fee, plus an asset based fee equal to 0.01% of average daily net assets from $25 to $500 million and 0.005% of such assets in excess of $500 million.  During the year ended March 31, 2003, Ultimus was paid $26,875 for accounting services.  In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund’s portfolio securities.

UNDERWRITING AGREEMENT

The principal underwriter of the Fund’s shares is Pinnacle Investments, Inc. (the “Underwriter”), an affiliate of the Advisor.  During the year ended March 31, 2003, the Underwriter received underwriter commissions of $1,639 and broker commissions of $7,881 in connection with the sale of Fund shares.

PORTFOLIO TRANSACTIONS

During the year ended March 31, 2003, all of the Fund's portfolio transactions were executed through the Underwriter.  As a result, brokerage commissions of $64,966 were paid by the Fund to the Underwriter.

DISTRIBUTION PLAN

The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may directly incur or reimburse the Advisor for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets.  During the year ended March 31, 2003, the Fund incurred $9,975 in distribution-related expenses under the Plan.

NEW YORK EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2003

1.

NEW SERVICE AGREEMENTS

Effective May 1, 2003, administrative services are being provided to the Fund by the Advisor, and fund accounting services and transfer agent services are being provided to the Fund by Mutual Shareholder Services LLC.

Report of Independent Accountants

To the Trustees and Shareholders of

the New York Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Equity Fund (the "Fund"), a series of the New York Opportunity Funds at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at March 31, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion. The financial highlights for the year ended March 31, 1999 were audited by other independent accountants whose report on those financial statements, dated April 23, 1999 was unqualified.

PricewaterhouseCoopers LLP

New York, New York

May 16, 2003

NEW YORK EQUITY FUND

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees.  The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.  The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations.  The following are the Trustees and executive officers of the Fund:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*Gregg A. Kidd	4605 E. Genesee Street, DeWitt, NY	41	President and Trustee	Since November 1996
Joseph Masella	One Unity Plaza at Franklin Square, Syracuse, NY	53	Trustee	Since February 1997
Joseph E. Stanton	206 Lafayette Lane, Fayetteville, NY	76	Trustee	Since February 1997
Mark E. Wadach	110 Treeland Circle, Syracuse, NY	51	Trustee	Since February 1997
Daniel Raite	4001 South Street, Marcellus, NY 13108	55	Treasurer	Since March 2003
Michael Samoraj	8780 Wheaton Road Baldwinsville, NY 13027	44	Secretary	Since March 2003

*Mr. Kidd, as an affiliated person of the Advisor and the Underwriter, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust.  The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Gregg A. Kidd is President of the Advisor and the Underwriter.

Joseph Masella is Executive Vice President and a Director of Unity Mutual Life Insurance Company.

Joseph E. Stanton is the former owner of Stanton’s (a grocery store).

Mark E. Wadach is a Sales Representative for Morabito Gas & Electric Company.  Prior to October 2000, he was a Mortgage Consultant for Syracuse Securities (a real estate financing firm).

Daniel Raite, is an affiliated person of the Advisor and the Underwriter, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Michael M. Samoraj, is a registered representative and a Registered Principal with Pinnacle Investments.

Additional information about the Board of Trustees and Executive Officers may be found in the Fund’s Statement of Additional Information (SAI).  To obtain a free copy of the SAI, please call 1-800-535-9169.

EXHIBIT B

PROXY VOTING POLICY

OF

THE NEW YORK STATE OPPORTUNITY FUNDS

PREFACE

The New York State Opportunity Funds (the “Trust”) is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Trust Act of 1940, as amended (the “1940 Act”).  The Trust is a series Trust, meaning that it can offer an indefinite number of series of Trust shares (each such series is called a “Fund” and together the “Funds”).  The Trust currently offers shares of a single Fund, but may offer shares of additional Funds in the future.  Although this policy will address itself to a single Fund, this policy applies equally with respect to the Trust’s currently existing Fund and any future Funds that may be offered by the Trust.

The Trust’s affairs are generally managed by its Board of Trustees (the “Board” or the “Trustees”).  Among its obligations to the Fund’s shareholders, the Board is responsible for voting all proxies related to securities held in each Fund’s investment portfolio.  The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Fund’s shareholders.  The Board or its designated agent(s), consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues.  Consistent with its duty of loyalty, the Board or its designated agent(s) will, in all cases, vote such proxies in a manner designed to promote shareholders’ best interests.

KEY PROXY VOTING ISSUES

1.

General Policies

All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the Fund’s stated investment objectives.  The Board or its designated agent(s) will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Fund’s shareholder value or conflict with the Fund’s policies regarding management and corporate governance.  In such cases, the Board or its designated agent(s) will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Fund’s shareholders.

2.

Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise.  The Trust believes that directors should act in the long-term interests of their shareholders and the company as a whole.  Generally, when called upon by an issuer to vote for one or more directors, the Board or its designated agent(s) will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders.  The Board or its designated agent(s) will consider the following factors in deciding how to vote proxies relating to director elections:

•

In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or its designated agent(s) votes to re-elect the director(s).

•

The Board or its designated agent(s) will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

•

Whether the slate of director nominees promotes a majority of independent directors on the full board.  The Board believes that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

•

A director nominee’s attendance at less than 75% of required meetings.  Frequent non-attendance at board meetings will be grounds for voting against re-election.

•

Existence of any prior SEC violations and/or other criminal offenses.  The Board will not vote in favor of a director nominee who, to Board or its designated agent(s) actual knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the shareholders’ best interests to have knowledgeable and experienced directors serving on a company’s board.  To this end, the Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors.  When called upon to vote for director compensation proposals, the Board or its designated agent(s) will consider whether such proposals are reasonable in relation to the company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a “windfall” to the directors.  The Board or its designated agent(s) will carefully consider proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, the Board or its designated agent(s) will vote against any proposal that clearly benefits directors at the expense of shareholders (excepting reasonable compensation to directors), and in favor of all proposals that do not unreasonably abrogate the rights of shareholders.  As previously stated, each issue will be analyzed on an item-by-item basis.

3.

Corporate Governance

Corporate governance issues may include, but are not limited to, the following:  (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company.  When called upon to vote on such items, the Board or its designated agent(s) shall consider, without limitation, the following factors:

i.

Corporate Defenses.  Although the Board or its designated agent(s) will review each proposal on a case-by-case basis, the Board or its designated agent(s) will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion.  The Board or its designated agent(s) will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii.

Corporate Restructuring.  These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations.  In determining how to vote on these types of proposals, the Board or its designated agent(s) will consider the following factors:  (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder  rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii.

Capital Structure.  Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock.  As such, the Board or its designated agent(s) will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring.  The Board or its designated agent(s) will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

iv.

Executive Compensation.  The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values.  The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company.  Therefore, the Board or its designated agent(s) will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance.  The Board or its designated agent(s) will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

The Board or its designated agent(s) will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and will generally vote in favor of shareholder proposals that seek additional disclosures on executive compensation.

v.

Independent Auditors.  The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees.  In reliance on the audit committee’s recommendation, the Board or its designated agent(s) generally will vote to ratify the employment or retention of a company’s independent auditors unless the Board or its designated agent(s) is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

4.

Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company.  When called upon to vote on such items, the Board or its designated agent(s) will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company.  In all cases, the Board or its designated agent(s) will vote in favor of proposals that best represent the long-term financial interest of Fund shareholders.

5.

Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Board or its designated agent(s) will consider the following factors:

•

Whether the proposal creates a stated position that could negatively affect the company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

•

The percentage of assets of the company that will be devoted to implementing the proposal;

•

Whether the issue is more properly dealt with through other means, such as through governmental action;

•

Whether the company has already dealt with the issue in some other appropriate way; and

•

What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Board or its designated agent(s) will vote against proposals that would tie up a large percentage of the assets of the company.  The Board believes that such proposals are inconsistent with its duty to seek long-term value for company shareholders.  The Board or its designated agent(s) will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable.  The Board or its designated agent(s) will generally vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

PROXY VOTING PROCEDURES

OF

THE NEW YORK STATE OPPORTUNITY FUNDS

1.

The Proxy Voting Officer

The Board hereby designates the President and Treasurer of the Trust as the persons responsible for voting all proxies relating to securities held in the Fund’s accounts (the “Proxy Voting Officers”).  Either person may act on behalf of the Board, and there shall be no requirement that both Proxy Voting Officers vote together.  The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit.  The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund’s shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer’s belief.  The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of the Fund shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present such summary to the Board along with other reports required in Section 3 below.

2.

Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of the Fund’s shareholders on one hand, and those of a Director, Officer, Adviser, Sub-Adviser (if any), Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliated Entity”).  Conflict of interest transactions include, but are not limited to, situations where:

•

an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

•

an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•

an Affiliated Entity has a personal or business relationship with a candidate for Trusteeship; or

•

an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of the Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would to enable the Board to make an informed decision on the matter.  The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3.

Report to the Board of Trustees

The Proxy Voting Officer shall compile and present to the Board an annual report of all proxy solicitations received by the Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner.  The report shall also include a summary of all transactions which, in the Proxy Voting Officer’s reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

4.

Responding to Fund Shareholders’ Request for Proxy Voting Disclosure

Consistent with this Policy, the Trust shall, not later than July 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve month period ending June 30th of such year on SEC Form N-PX.  In addition, the Proxy Voting Officer shall make the Fund’s proxy voting record available to any Fund shareholder who may wish to review such record through the Trust’s website.  The Trust’s website shall notify shareholders of the Fund that the Fund’s proxy voting record and a copy of this Policy is available, without charge, to the shareholders by calling the Trust’s toll-free number as listed in its current prospectus.  The Trust shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5.

Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

•

copies all proxy solicitations received by the Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

•

a reconciliation of the proxy solicitations received and number of shares held by the Fund in the soliciting issuer;

•

the analysis undertaken to ensure that the vote cast is consistent with this Policy;

•

copies, if any, of any waiver request submitted to the Board along with the Board’s final determination relating thereto;

•

copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board’s final determinations relating thereto;

•

copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

•

copies of all votes cast;

•

copies of all quarterly summaries presented to the Board; and

•

copies of all shareholder requests for the Fund’s proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Trust pursuant to applicable rules and regulations promulgated under the 1940 Act.

#

THE NEW YORK STATE OPPORTUNITY FUNDS

PART C.

OTHER INFORMATION

Item 23.

Exhibits

(a)

Agreement and Declaration of Trust--Incorporated herein by reference to Registrant’s initial Registration Statement on Form N-1A filed on December 6, 1996.

(b)

Bylaws--Incorporated herein by reference to Registrant’s initial registration Statement on Form N-1A filed on December 6, 1996.

(c)

Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)

Advisory Agreement with Pinnacle Advisors LLC--Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on October 30, 1997.

(e)

(i)

Underwriting Agreement with Pinnacle Investments, Inc.--Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on October 30, 1997.

(ii)

Form of Dealer’s Agreement--Incorporated herein by reference to Registrant’s Post-Effective Amendment No.  6 filed on August 1, 2001.

(f)

Inapplicable

(g)

Custody Agreement with The Bank of New York--Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on October 30, 1997.

(h)

(i)

Fund Accounting Agreement with Mutual Shareholder Services - Filed herewith.

(ii) Transfer Agent and Shareholder Services Agreement with Mutual Shareholder Services – Filed herewith.

(i)

Opinion and Consent of Counsel relating to Issuance of Shares--Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 4 filed on July 30, 1999.

(j)

Consent of Independent Public Accountants--Filed herewith.

(k)

Inapplicable.

(l)

Initial Capital Agreement--Incorporated herein by reference to Registrant’s initial Registration Statement on Form N-1A filed on December 6, 1996.

(m)

Plan of Distribution Pursuant to Rule 12b-1--Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on October 30, 1997.

#

(n)

Inapplicable.

(p)

Code of Ethics--Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 5 filed on August 1, 2000.

Item 24.

Persons Controlled by or Under Common Control with Registrant.

-----------------------------------------------------------------------------------

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.

Indemnification

-------------------

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC.  Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (disabling conduct).  Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither “interested persons” of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding (“disinterested, non-party Trustees”), or (b) an independent legal counsel in written opinion.

Section 6.5

ADVANCES OF EXPENSES.  The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Section 6.6

INDEMNIFICATION NOT EXCLUSIVE, ETC.  The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators; an “interested Covered Person” is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a “disinterested” person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.” Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant, its Trustees and officers, Pinnacle Advisors LLC (the “Advisor”) and Pinnacle Investments, Inc. (the “Underwriter”).  Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Advisory Agreement with the Advisor provides that the Advisor shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from the Advisor’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Advisor in its actions under the Advisory Agreement or breach of its duty or of its obligations under the Advisory Agreement.

The Underwriting Agreement with the Underwriter provides that the Underwriter, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter’s duties or from the reckless disregard by any of such persons of Underwriter’s obligations and duties under the Agreement.  Registrant will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.

Business and Other Connections of the Investment Adviser

------------------------------------------------------------------------

The Advisor is a registered investment adviser organized in November, 1996 to provide investment advisory services to Registrant.  The Advisor has no other business of a substantial nature.  The Managing Members of the Advisor and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

(i)

Gregg A. Kidd -- President and a Trustee of Registrant; President of Pinnacle Investments, Inc., a registered broker-dealer and Registrant’s principal underwriter.

(ii)

Daniel F. Raite -- Vice President/Financial Consultant with Pinnacle Investments, Inc.

(iii)

Gregory B. Cuvelier

The business address of each Managing Member of the Advisor is 5710 Commons Park, E. Syracuse, New York 13057.

Item 27.

Principal Underwriters

----------------------------

(a)

Inapplicable

Position with

Position with

(b)

Name

Underwriter

Registrant

---------

----------------

------------------

Gregg A. Kidd

President

President and Trustee

Daniel F. Raite

Vice President

None

The address of the above-named persons is 5710 Commons Park, E. Syracuse, New York 13057.

(c)

Inapplicable

Item 28.

Location of Accounts and Records

------------------------------------------

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant its offices located at 5710 Commons Park, E. Syracuse, New York 13057, or at the offices of the Registrant’s transfer agent located at 8869 Brecksville Road, Suite C, Brecksville, Ohio 44141, or at the offices of the Registrant’s custodian located at 90 Washington Street, New York, New York 10286.

Item 29.

Management Services Not Discussed in Parts A or B

----------------------------------------------------------------

Inapplicable

Item 30.

Undertakings

----------------

Inapplicable

#

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of East Syracuse and State of New York, on the 10th day of March, 2004.

THE NEW YORK STATE OPPORTUNITY FUNDS

By:

/s/ Gregg A. Kidd

Gregg A. Kidd

President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gregg A. Kidd ____________________________________ Gregg A. Kidd	President and Trustee	March 11, 2004

/s/ Daniel F. Raite ____________________________________ Daniel F. Raite	Treasurer	March 11, 2004

/s/ Joseph Masella ____________________________________ Joseph Masella	Trustee	March 11, 2004

/s/ Mark E. Wadach ____________________________________ Mark E. Wadach	Trustee	March 11, 2004

#